EXHIBIT 10.05

                       STOCK PLEDGE AND SECURITY AGREEMENT

     This Stock Pledge and Security Agreement ("Agreement") is made and entered into as of the 18th day of July, 1997, by and among Intercell Technologies Corporation, a Colorado corporation, formerly known both as "Secure Luggage Systems, Inc." and "Emulation Products, Inc." ("Pledgor"), 7201 East Camelback Road, Suite #250, Scottsdale, Arizona 85251, Intercell Corporation, a Colorado corporation ("Pledgee"), 370 Seventeenth Street, Suite #3290, Denver, Colorado 80202, and Cellular Magnetics, Inc., doing business as M.C. Davis Company, an Arizona corporation (the "Company").

                                    RECITALS

     WHEREAS, Pledgor has executed and delivered that certain promissory note, dated July 18, 1997 (the "Note"), in the principal amount of $2,200,000 and bearing interest at the rate of ten percent (10%) per annum, payable by Pledgor, as the maker thereof, to Pledgee, as the holder thereof, according to the amortization schedule attached thereto but in no event later than the maturity date thereof on May 1, 2007, and secured by all 100 shares (the "Shares") of the common stock, no par value per share, of the Company, purchased, acquired and received by Pledgor pursuant to that certain Stock Purchase Agreement dated July 18, 1997 (the "Stock Purchase Agreement"), between Pledgor and Pledgee, which Stock Purchase Agreement is incorporated herein by this reference; and

     WHEREAS, in consideration for the Note and to induce Pledgee to enter into the Stock Purchase Agreement, Pledgor has agreed to grant to Pledgee a security interest in the Collateral (as defined below).

     NOW, THEREFORE, in consideration of the Recitals above that constitute a substantive part of this Agreement, and the mutual covenants, promises and agreements hereinafter set forth, the parties intending to be legally bound, hereto do hereby covenant, promise and agree as follows:

     1. DEFINITIONS. As used herein:

     "COLLATERAL" shall have the meaning ascribed thereto in Section 2 hereof.

     "EVENT OF DEFAULT" shall mean any of the following events:

          (a) Any default by Pledgor in the punctual payment of any amount due under the Note, when and as the same shall become due and payable;

          (b) Any default by Pledgor under, or breach by Pledgor in the performance of, any covenant, agreement, warranty, representation or condition contained in the Stock Purchase Agreement, the Note or this Agreement;

          (c) If Pledgor or the Company shall:

               (i) apply for, or consent in writing to, the appointment of a receiver, trustee, or liquidator of Pledgor or Company, or to a sale or transfer of all or substantially all assets of Pledgor or Company ;

               (ii) file or be served with any petition for relief under the Bankruptcy Code or any similar federal or state law or admit in writing its inability to pay its debts as they become due;

               (iii) make a general assignment for the benefit of creditors outside the ordinary course of business;

               (iv) file a petition or an answer seeking a reorganization in any bankruptcy, reorganization or insolvency proceeding;

          (d) If (i) any execution or attachment shall be levied against any assets of Pledgor and shall not be dismissed within forty-five (45) days; or (ii) any pleading shall be filed in any court or other forum seeking the adjudication of Pledgor or the Company as a bankrupt or insolvent, the appointment of a receiver, trustee, or liquidator of Pledgor or the Company or of all or substantially all of the assets of Pledgor or the Company, which pleading shall not be dismissed within ninety (90) days;

          (e) The filing of any tax lien respecting any of the assets of Pledgor or the Company;

          (f) The creation, placing or filing of a security interest, lien or other encumbrance against any or all of the Collateral or seizure or taking of any Collateral by any third party, without the prior consent of Pledgee;

          (g) Any warranty, information, representation or statement by Pledgor made or furnished to Pledgee by or on behalf of Pledgor in connection with the Collateral, this Agreement, the Note or the Stock Purchase Agreement, is determined by any court or other authority of competent jurisdiction to be untrue or misleading in any material respect; or

          (h) Pledgor or the Company shall conceal, remove or permit to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or shall take or suffer a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law.

     "PERSON" shall mean an individual, corporation, limited liability company, general or limited partnership, joint venture partner or other business organization.

     2. GRANT OF SECURITY INTEREST AND PLEDGE. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Note and the performance by Pledgor of all of the covenants, agreements, warranties, representations and conditions contained in the Stock Purchase Agreement, the Note and this Agreement, Pledgor hereby pledges and grants to Pledgee a security interest in all of Pledgor's right, title and interest in the following property, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

          (a) the shares of common stock of the Company evidenced by the certificates attached hereto as Exhibit A under the name of Pledgor ("Pledged Stock");

          (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

          (c) in the event of any consolidation or merger in which the Company is not the surviving corporation, all shares of each class of the capital stock or other consideration of the successor corporation formed by or resulting from such consolidation or merger; and

          (d) all proceeds of and to any of the property of Pledgor described in
     Section 2(a) through (c) herein, and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

     3. REPRESENTATIONS AND WARRANTIES. Company and Pledgor, as the case may be represent and warrant to Pledgee that:

          (a) This Agreement has been duly and validly executed and delivered by
     Company  and  constitutes  its  legal,   valid  and  binding   obligations,
     enforceable in accordance with its terms.

          (b) The execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or government authority or agency, or any agreement or instrument to which Company is a party or by which Company is bound or to which Company is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien upon Company's earnings or assets pursuant to the terms of any such agreement or instrument.

          (c) No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by Company of this Agreement or for the validity or enforceability hereof.

          (d) Company has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by Pledgor and has paid all taxes due pursuant to such returns or pursuant to any assessment received by Pledgor with respect to the Pledged Stock.

          (e) Pledgor is the sole beneficial owner of the Collateral in which Pledgor grants a security interest pursuant to Section 2 herein and no lien, encumbrance, or security interest exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other person or entity), except for the pledge and security interest in favor of Pledgee created or provided for herein, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of such Collateral.

          (f) The Pledged Stock is duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or bylaws of Pledgor upon the transfer of such Pledged Stock.

     4. OTHER FINANCING STATEMENTS AND LIENS. Without the prior written consent of Pledgee, Pledgor shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which Pledgee is not named as the sole secured party.

     5. PRESERVATION OF RIGHTS. Pledgee shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

     6. STOCK COLLATERAL.

          (a) So  long  as no  Event  of  Default  shall  have  occurred  and be continuing, Pledgor shall have the right to exercise all voting, consensual, and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms of this Agreement; provided, however, that Pledgor agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Note or the Stock Purchase Agreement; and Pledgee shall execute and deliver to Pledgor or cause to be executed and delivered to Pledgor all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 6.

          (b) Unless and until an Event of Default has occurred and is continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus, subject to the provisions of this Agreement and the Stock Purchase Agreement.

          (c) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Pledgee exercises any available right to declare the amount due under the Note due and payable or seeks or pursues any other relief or remedy available under applicable law or under this Agreement, all dividends and other distributions on the Collateral shall be paid directly to Pledgee and retained by Pledgee as part of the Collateral, subject to the terms of this Agreement, and, if Pledgee shall so request in writing, Pledgor agrees to execute and deliver to Pledgee appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is timely cured, any such dividend or distribution theretofore paid to Pledgee, upon request of Pledgor (except to the extent theretofore applied to the obligations secured by the Note), shall be returned to Pledgor.

     7. REMEDIES UPON DEFAULT. During the period during which an Event of Default shall have occurred and be continuing:

          (a) Pledgee shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect from time to time in the State of Colorado and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Pledgee were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right), as well as the right to sell or otherwise dispose of all or any part of the Collateral.

          (b) Pledgee, at Pledgee's option and in Pledgee's sole discretion, may declare the unpaid obligations of the Note immediately due and payable as fully and as completely as if said aggregate sums were originally agreed to be paid at such time, all without notice or demand, which are hereby expressly waived by Pledgor.

          (c) Pledgee, upon five (5) business days' prior to notice to Pledgor of the time and place, with respect to the Collateral or any part thereof which is in the possession of Pledgee, may sell, lease, assign or otherwise dispose of all or any part of such

     Collateral, at such place or places as Pledgee deems best, and for cash or for credit or for future delivery at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof except such notice as is required above or by applicable statute and cannot be waived), and Pledgee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of Pledgor, any such demand, notice and right or equity being hereby expressly waived and released.

          Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Pledgee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

     8. ATTORNEY-IN-FACT. Without limiting any rights or powers granted by this Agreement to Pledgee while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, Pledgee is hereby appointed the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of Section 7 of this Agreement and taking any action and executing any instruments which Pledgee may deem necessary or advisable to accomplish the purposes thereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

     9. PERFECTION. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Pledgee the certificates representing the Pledged Stock, accompanied by all undated stock powers, duly executed in blank with signatures Medallion Guaranteed, accompanied by appropriate certified corporate resolutions and certified Certificates of Incumbency relating to the persons signing such instruments.

     10. FULL PAYMENT AND PERFORMANCE. Upon the full and punctual payment by Pledgor of the obligations due under the Note, the performance by Pledgor of all of the covenants, agreements, warranties, representations or conditions contained in the Stock Purchase Agreement, the Note and this Agreement, Pledgee shall thereupon transfer to Pledgor all of the Collateral and, to that end, shall execute any and all instruments and documents that Pledgor reasonably shall deem necessary or proper to revest title and record ownership thereof in and to Pledgor.

     11. ASSIGNMENT. This Agreement and the security interest granted herein shall inure to the benefit of Pledgee and Pledgee's respective heirs, personal or legal representatives, and assigns, and shall bind Pledgor and its successors and assigns; provided, however, that Pledgor shall not assign its obligations hereunder without the prior written consent of Pledgee.

     12. INVALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect or impair the validity of any other provision hereof.

     13. AMENDMENTS. This Agreement shall not be amended, modified, altered or changed except by an agreement in writing, signed by the party against whom enforcement of the amendment, modification, alteration, or change shall be sought.

     14. WAIVERS. Waivers by Pledgee of any of the covenants, agreements, warranties, representations, rights, remedies, or conditions herein shall not operate as a future waiver thereof or of any other covenant, agreement, warranty, representation, right, remedy or condition hereof.

     15. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to its conflicts of law provisions.

     16. NOTICES. All notices, request, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at such party's address or number specified beneath such party's signature hereto, or at such other number or address as shall be designated by any party in a notice to each other party, and shall be deemed to have been given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon deposit in the U.S. mail, by certified or registered mail, postage prepaid, in each case given or addressed as aforesaid.

     17. CONFLICT. In the event of any conflicts between this Agreement and the Stock Purchase Agreement or the Note, this Agreement shall control.

     18. PREVAILING PARTY. In the event of any litigation arising out of this Agreement, the court SHALL award to the prevailing party all reasonable costs and expenses, including without limitation, attorneys' fees.

     19. SURVIVAL. All representations, warranties and other provisions hereof, are true and correct at the time of execution of this Agreement and shall survive the execution, delivery, and performance of this Agreement.

     20. ENTIRE AGREEMENT. This Agreement includes Exhibits A and B.

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
     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

                               INTERCELL CORPORATION


                               By /s/ Paul H. Metzinger
                                  ----------------------------------------------
                                      Paul H. Metzinger, President and Chief
                                      Executive Officer

                                      Address for Notices:
                                      370 Seventeenth Street, Suite 3290
                                      Denver, Colorado 80202
                                      Attn:  Paul H. Metzinger, President and
                                             Chief Executive Officer



                               INTERCELL TECHNOLOGIES CORPORATION


                               By /s/ Terry W. Neild
                                  ----------------------------------------------
                                      Terry W. Neild, President

                                      Address for Notices:
                                      7201 East Camelback Road, Suite #250
                                      Scottsdale, Arizona 85251
                                      Attn: Terry W. Neild



                               CELLULAR MAGNETICS, INC.


                               By /s/ Jerry W. Tooley
                                  ----------------------------------------------
                                      Jerry W. Tooley, President

                                      Address for Notices:
                                      7201 East Camelback Road, Suite #250
                                      Scottsdale, Arizona 85251
                                      Attn: Jerry W. Tooley

                                    EXHIBIT A

                                       TO
                       STOCK PLEDGE AND SECURITY AGREEMENT




     CERTIFICATE NO.     NO. SHARES               NAME ON CERTIFICATE
     ---------------     ----------               -------------------

            2               100           Intercell Technologies Corporation

                                    EXHIBIT B

                                       TO
                       STOCK PLEDGE AND SECURITY AGREEMENT

     In addition to the covenants set forth in the Stock Pledge and Security Agreement (the "Agreement"), Pledgor and the Company agree as follows:

                                    ARTICLE I

                               NEGATIVE COVENANTS

     So long as the Note shall remain unpaid, Pledgor and the Company agree that:

     Section 1.01. LIENS. The Company will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of the assets, now owned or hereafter acquired by the Company (the "Assets"), to secure any indebtedness; excluding however, from the operation of the foregoing the security interests granted to Pledgee hereunder.

     Section 1.02. INDEBTEDNESS. The Company will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except indebtedness under the Note.

     Section 1.03. GUARANTIES. The Company will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person.

     Section 1.04. INVESTMENTS AND SUBSIDIARIES. The Company will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of; make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other corporation, limited partnership, general partnership, limited liability company or similar entity (collectively a "Person"), including specifically but without limitation any partnership or joint venture.

     Section 1.05. DIVIDENDS. The Company will not declare or pay on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

     Section 1.06. SALE OF TRANSFER OF ASSETS, SUSPENSION OF BUSINESS OPERATIONS. The Company will not sell, lease, assign, transfer or otherwise dispose of (a) the stock of any subsidiary permitted hereunder, (b) all or substantially all of its assets, or (c) any Assets or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Company will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

     Section 1.07. CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Company will not consolidate with or merge into, any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

     Section 1.08. SALE AND LEASEBACK. The Company will not enter into any arrangement, directly or indirectly, with any other Person whereby the Company shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Company intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     Section 1.09. RESTRICTIONS ON NATURE OF BUSINESS. The Company will not engage in any line of business materially different from that presently engaged in by the Company and will not purchase, lease or otherwise acquire assets not related to its business.

     Section 1.10. ISSUANCE OF ADDITIONAL CAPITAL STOCK. The Company shall not issue, sell, or deliver, or otherwise increase the amount of, shares of its capital stock or options, warrants, or rights to acquire any such capital stock or securities convertible into or exchangeable for such capital stock.

     Section 1.11. OTHER DEFAULTS. The Company will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract, deed, security agreement or other contractual obligation binding upon the Company.

                                   ARTICLE II

                              AFFIRMATIVE COVENANTS

     So long as the Note shall remain unpaid, the Company and Pledgor will comply with the following requirements, unless Pledgee shall otherwise consent in writing:

     Section 2.01. REPORTING REQUIREMENTS. The Company will deliver, or cause to be delivered, to Pledgee each of the following, which shall be in form and detail acceptable to the pledgee:

          (a) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Company or which seek a monetary recovery against the Company in excess of $25,000;

          (b) as promptly as  practicable  (but in any event not later than five
     (5) business days) after an officer of the Company obtains knowledge of the occurrence of any breach, default or event of default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Company of the steps being taken by the Company to cure the effect of such breach, default, or event;

          (c) promptly upon knowledge thereof, notice of (i) any disputes or claims by customers of the Company in excess of $2,500 individually or in excess of $10,000 in the aggregate; (ii) any change in the persons constituting the officers and directors of the Company; and (iii) any change in the compensation paid to officers, directors, affiliates, advisors, consultants or independent contracts from what exists as of the date hereof;

          (d) promptly upon knowledge thereof, notice of any loss or material damage to any Assets or of any substantial adverse change in any Assets or such other Assets or the prospect of payment thereof;

          (e) promptly upon knowledge thereof, notice of any loss of any material customer or supplier;

          (f) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders, its commercial lending institutions or any other person;

          (g) promptly upon knowledge thereof, notice of the violation by the Company of any law, rule or regulation, the non-compliance with which could materially and adversely affect its business or its financial condition.

     Section 2.02. PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Assets) or upon or against the creation, perfection or continuance of the security interests granted hereunder, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Company; provided, that the Company shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 2.03. MAINTENANCE OF PROPERTIES.

          (a) The Company will keep and maintain the Assets and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts.

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          (b) The Company  will defend the Assets  against all claims or demands of all persons (other than Pledgee) claiming the Assets or any interest therein.

          (c) The Company will keep all Assets free and clear of all security interests, liens and encumbrances except the security interests permitted by Section 1.01 hereof.

     Section 2.04. INSURANCE. The Company will obtain and at all times maintain insurance with insurers believed by the Company to be responsible and reputable, in such amounts and against such risks as may from time to time be required by Pledgee, but in all events in such amounts and against such risks as is usually carded by companies engaged in similar business and owing similar properties in the same general areas in which the Company operates. All policies of liability insurance required hereunder shall name Pledgee as an additional insured.

     Section 2.05. PRESERVATION OF CORPORATE EXISTENCE; ISSUANCE OF STOCK. The Company will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

     Section 2.06. COMPLIANCE WITH LAWS; ENVIRONMENTAL INDEMNITY. The Company will (a) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition, (b) comply with all applicable environmental laws and obtain any permits, licenses or similar approvals required by any such environmental laws, and (c) use and keep the Assets, and will require that others use and keep the Assets, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

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